SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 2, 1996



                               FSF FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Minnesota                  0-24648            41-1783064
----------------------------    --------------      -------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


201 Main Street South, Hutchinson, MN                55350-2573
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (320) 234-4500
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

     FSF Financial Corp., Hutchinson, Minnesota, ("Registrant") the holding company of First Federal fsb, announced that it had received the necessary approvals from the Office of Thrift Supervision ("OTS") necessary to repurchase up to an additional 10% or 330,431 shares of the Corporation's common stock. It is anticipated that such shares of Common Stock will be purchased in open market transactions from time to time during the next twelve months.

         A copy of a press release issued December 2, 1996 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits:

                  99       Press Release dated December 2, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          FSF FINANCIAL CORP.

Date: December 2, 1996                    By: /s/ Richard H. Burgart
      ----------------                        -----------------------
                                              Richard H. Burgart
                                              Chief Financial Officer